UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) amends Item 5.02 of Radian Group Inc.’s (the “Company”) Current Report on Form 8-K dated October 28, 2026 and filed with the Securities and Exchange Commission on October 29, 2026 (the “Original Form 8-K”). This Amendment should be read in conjunction with the Original Form 8-K. Except as set forth below, the Original Form 8-K remains unchanged.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in the Original Form 8-K, on October 28, 2026, the Board of Directors (the “Board”) of the Company appointed Daniel Kobell as Senior Executive Vice President, Chief Financial Officer. In connection with this appointment, on November 10, 2026, the Compensation and Human Capital Management Committee (the “Committee”) of the Board approved the following compensation arrangements for Mr. Kobell: (1) an annual base salary of $525,000 effective as of October 31, 2026, the first day of the first payroll period following the appointment to his new role; (2) eligibility to participate in the Company’s short-term incentive program, or any successor plan, with a target incentive award equal to 100% of his base salary; and (3) eligibility to participate in any long-term equity incentive programs established by the Company for its senior level executives, with a target level award of $1,700,000 for 2027, in each case, with amounts and targets subject to review and change for future periods as determined by the Committee and as described in the “Compensation Discussion and Analysis” section of the Company’s 2026 Proxy Statement.

In addition, to recognize Mr. Kobell’s service as Interim Chief Financial Officer since February 2026, he was granted time-based restricted stock units (“RSUs”) with a value of $250,000 under the Company’s 2026 Equity Compensation Plan (the “Plan”), which RSUs, subject to the terms of the Plan, will vest in full on the third anniversary of the grant date of November 10, 2026. The foregoing summary of the RSUs is not a complete description of all of the terms and conditions and is qualified in its entirety by reference to the Plan and to the full text of the form of grant instrument, which the Company plans to file as an exhibit to its Annual Report on Form 10-K for the period ended December 31, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: November 13, 2026

	By:	/s/ Michael Weinbach
Michael Weinbach, Chief Executive Officer